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                                                                  EXHIBIT 10.5.2

                      FIRST AMENDMENT TO SUBLEASE AGREEMENT

         This First Amendment to Sublease Agreement (this "Amendment") is made and entered into as of July 3, 2003, between Amazon.com Holdings, Inc., a Delaware corporation ("Sublandlord") and Blue Nile, Inc., a Delaware corporation ("Subtenant").

                                    RECITALS:

         A. Sublandlord and Subtenant entered into that certain Sublease Agreement dated May 22, 2003 with respect to certain premises (the "Leased Premises") located in the Opus Center South Building (the "Building") in Seattle, Washington. The Leased Premises and the Building are more fully described in EXHIBIT A to this Sublease. The Sublease is in full force and effect.

         B. The parties have agreed that the Expansion Space described in the Sublease shall be added to the Leased Premises, and that Subtenant may construct improvements to the Expansion Space as a part of its initial improvements to the Leased Premises, all subject to certain terms and conditions.

         C. Sublandlord and Subtenant now wish to amend the Sublease to provide for the foregoing and for certain other matters, all as set forth below.

                                    AGREEMENT

In consideration of the mutual promises of the parties and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1.       DEFINITIONS

The capitalized words used in this Amendment shall have the meanings ascribed to them in the Sublease unless the context requires otherwise.

2.       SUBLEASE OF EXPANSION SPACE

         2.1 AMENDMENT TO SECTION 1.2. Section 1.2 of the Sublease is amended to read in its entirety as follows:

         1.2 Expansion Space. The entire balance of the 9th floor of the Building ("Expansion Space") shall be added to and become a part of the Subleased Premises for all purposes under this Sublease on that date (i) which is eighteen (18) months after the Sublease Commencement Date, or (ii) on which Subtenant first uses the Expansion Space for any purpose whatsoever (other than the purposes described in Section 1.5 or Section 6.1 below), whichever shall first occur ("Expansion Effective Date"); provided, however, that (a) the Security Deposit shall be increased by the sum of $5,901.75 (subject to adjustment after the Subleased Premises and Expansion Space are measured pursuant to Section 1.1), (b) there will be no abatements in Basic Rent for the Expansion Space for time periods occurring prior to the Expansion Effective Date, (c) the Subtenant Improvement Allowance for the Expansion Space will be a prorated portion of the Subtenant Improvement Allowance provided pursuant to
Section 6.1 below stated

                                       1.
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on a per square foot basis, based upon the total number of months that the
Expansion Space will be a part of the Subleased Premises as compared to the total number of months of the Sublease Term, (d) the Subtenant Improvement Allowance for the Expansion Space will be paid at the time and in the manner set forth in Section 6.1 below, and (e) Sublandlord will not pay Moving Expenses with respect to the Expansion Space. The following example is for purposes of clarification of the manner in which the Subtenant Improvement Allowance will be calculated for the Expansion Space: Assuming that the Expansion Space is 4,000 Square Feet of Rentable Area and that it becomes a part of the Subleased Premises at the commencement of the 19th month of the Sublease Term, and assuming that the Sublease Term is 93 months, then the total available allowance stated on a per square foot basis would be 75/93 times $58.50 (the Subtenant Improvement Allowance stated in Section 6.1). Subject to the terms and conditions of Section 6.1, Sublandlord hereby assigns to Subtenant the right to receive from Landlord a portion of the Improvement Allowance equal to $30 per square foot of the Rentable Area in the Expansion Space; the remaining allowance amount will be provided by Sublandlord as Additional Allowance. The total Subtenant Improvement Allowance for the Expansion Space shall be included for purposes of calculating the Early Termination Fee pursuant to Section 2.2.

         2.2 DELETION OF SECTION 1.3. Section 1.3 of the Sublease is deleted in its entirety.

         2.3 AMENDMENT TO SECTION 1.4. Section 1.4 of the Sublease is amended by deleting the first six words of that Section, so that the first sentence of Section 1.4 reads as follows:

         At any time after the expiration of the forty-eighth (48th) month of the Sublease Term ("Adjacent Floor RFO Date"), Subtenant will have a right of first offer to sublease any space that Sublandlord intends to sublease on a floor that is adjacent to a floor on which Subtenant is already subleasing space from Sublandlord, subject to the pre-existing rights of other subtenants of the Building as of the Adjacent Floor RFO Date.

3.       INITIAL SUBTENANT IMPROVEMENTS FOR EXPANSION SPACE

The second paragraph of Section 6.1 of the Sublease shall be amended to read in its entirety as follows:

         At Subtenant's option, Subtenant may build out its initial improvements to the Expansion Space ("Expansion Space Improvements") at the same time as, and as a part of, construction of Subtenant's Improvements to the initial Subleased Premises, subject to the terms of this Sublease concerning approval of all of Subtenant's Improvements by Landlord and Sublandlord. The Expansion Space shall he measured pursuant to Section 1.1 above upon completion of the Expansion Space Improvements. Subtenant shall have no right whatsoever to use, appropriate or otherwise enjoy the benefit of the Expansion Space Improvements prior to the Expansion Effective Date except that Subtenant, its agents, employees and invitees will have the right at all times prior to the Expansion Effective Date to walk through the Expansion Space to jet to and from other parts of the Subleased Premises. The Subtenant Improvement Allowance (both the Base Improvement Allowance and the Additional Allowance) and the Architectural Allowance with respect to the Expansion Space shall be paid to Subtenant thirty
(30) days after the Expansion Effective Dale, provided, however, that (a) Subtenant shall have provided to Sublandlord, immediately upon completion of construction of the Expansion Space Improvement, valid invoices for completion of all of the Expansion Space Improvements, whether or not the

                                       2.
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Expansion Effective Date shall have occurred, and (b) the Subtenant Improvement
Allowance will be immediately revoked during the existence of any Event of Default (as defined in the Prime Lease) under this Sublease that remains uncured or that is no longer susceptible of cure in accordance with the terms of this Sublease.

4.       REVOCABLE LICENSE TO USE GENERATOR

The parties acknowledge that the Building is served by a backup power generator owned by Landlord and that Sublandlord has certain rights to use the generator pursuant to the Prime Lease. Sublandlord agrees that Subtenant may install such wires, lines and appurtenances as may be reasonably necessary in Order to connect to the generator to serve the Subleased Premises (subject to the terms of this Sublease concerning approval of all of Subtenant's Improvements by Landlord and Sublandlord), and may use a portion of the capacity of the generator as described in the report of Cochrane Electrics dated May 30, 2003 (a copy of has been received by each party) (the "Revocable License"). Subtenant shall install a protection device between the building electrical supply and any devices owned by Subtenant with sufficient buffering capacity to protect Subtenant's devices from variances in electrical supply. Sublandlord or Landlord may revoke the Revocable License on written notice given to Subtenant no less than five (5) days prior to the effective date of the revocation. No later than the effective date of the revocation Subtenant shall disconnect its service from the generator, and Subtenant shall promptly thereafter remove all wires, lines and appurtenances that were installed by or on behalf of Subtenant in order to connect to and use the generator, and shall repair any damage caused by the installation or removal of those wires, lines and appurtenances. Neither Sublandlord nor Landlord makes any representations or warranties as to the available capacity of the generator or the adequacy of the generator to meet Subtenant's needs. Neither Sublandlord nor Landlord shall have any liability to Subtenant with respect to the generator and Subtenant releases any and all claims it may have against either of them in the event the generator fails to supply adequate electricity to Subtenant's equipment.

5.       LANDLORD'S CONSENT

The effectiveness of this Amendment is expressly conditioned upon Landlord's written consent given in substantially the form attached to this Amendment as Exhibit B within thirty (30) days of the date of this Amendment. The additional funds required pursuant to Section 2.1 of this Amendment in order to increase the Security Deposit shall be tendered to Sublandlord within 5 business days after receipt of Landlord's consent.

6.       EXHIBITS

         The following Exhibits attached to this Amendment are incorporated into and made a part of it by this reference:

         EXHIBIT A                     Subleased Premises and Legal
                                       Description
         EXHIBIT B                     Landlord's Consent

7.       RATIFICATION

                                       3.
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Except as specifically amended by this Amendment, the Sublease is ratified and confirmed.

                                       4.
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         Executed in duplicate as of the date first written above.

                                       SUBLANDLORD:

                                       AMAZON.COM HOLDINGS, INC.

                                       By:  /s/ Mark Peek
                                          --------------------------------------
                                       Name:    Mark Peek
                                            ------------------------------------
                                       Title:  VP
                                             -----------------------------------

                                       SUBTENANT:

                                       BLUE NILE, INC.

                                       By: /s/ Mark Vadon
                                          --------------------------------------
                                       Name:   Mark Vadon
                                            ------------------------------------
                                       Title: CEO
                                             -----------------------------------

                                       5.
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STATE OF WASHINGTON          )
                             ) ss.:
COUNTY OF KING               )

         On this 21st day of July, 2003, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Mark S. Peek, to me known to be the person who signed as VP of Amazon.com Holdings, Inc., the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was duly elected, qualified and acting as said officer of the corporation, that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

         IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.

                                         /s/ Reese Elaine Kolsky
                                       -----------------------------------------
                                       (Signature of Notary)

                                             Reese Elaine Kolsky
                                       -----------------------------------------
                                       (Print of stamp name of Notary)

                                       NOTARY PUBLIC in and for the State
                                       of Washington, residing at Seattle.
                                       My appointment expires: 5/9/07.

                                       6.
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STATE OF WASHINGTON          )
                             ) ss.:
COUNTY OF KING               )

         On this 7th day of July, 2003, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Mark Vadon, to me known to be the person who signed as CEO of Blue Nile, Inc., the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was duly elected, qualified and acting as said officer of the corporation, that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.

                                         /s/ Sandra J. Wong
                                       -----------------------------------------
                                       (Signature of Notary)

                                             Sandra J. Wong
                                       -----------------------------------------
                                       (Print of stamp name of Notary)

                                       NOTARY PUBLIC in and for the State
                                       of Washington, residing at Kenmore.
                                       My appointment expires: 10/5/03.

                                       _________________________________________
                                       (Signature of Notary)

                                       _________________________________________
                                       (Print of stamp name of Notary)

                                       NOTARY PUBLIC in and for the State
                                       of Washington, residing at _____________.
                                       My appointment expires: ________________.

                                       7.
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                              EXHIBIT A TO SUBLEASE

                    SUBLEASED PREMISES AND LEGAL DESCRIPTION

                                       8.

                                Legal Description

"Property" means, collectively, subject to Section 3.7, the Building and all other improvements to the Landlord's Unit in which the Building is located.

"Union Station Condominium" means Union Station, a condominium, recorded in Volume 15 of Condominiums, pages 37-45, according to the amended and restated declaration thereof recorded under King County Recording No. 9811171094 and any amendments thereto, including and together with those certain easements for support, utilities, equipment and improvements, elevators, access and telecommunications links as set forth therein; situated in the City of Seattle, County of King, State of Washington.

"Unit" means Unit 4 of Union Station Condominium.

                                       9.
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                       FLOOR PLAN POCKET SPACE - 3289 USF
                       SCALE: FIT TO PAGE

                       7/17/03

                                  [FLOOR PLAN]

                              EXHIBIT B TO SUBLEASE

                               LANDLORD'S CONSENT

         The undersigned, Landlord under the Prime Lease (as defined in the foregoing Sublease Agreement dated as of May 22, 2003, by and between Amazon.com Holdings, Inc. and Blue Nile, Inc.), hereby consents, as contemplated in Article 13 of such Prime Lease, to the foregoing Amendment on the express condition that nothing in this consent is intended to relieve, release, discharge or otherwise affect the liability of Sublandlord or Original Tenant from the performance of their respective obligations to Landlord under the Prime Lease and they shall remain fully liable under the Prime Lease to perform all of the obligations of the "Tenant" under the Prime Lease.

Notwithstanding the foregoing, Landlord agrees that the Improvement Allowance payable by Landlord under the Prime Lease with respect to the Expansion Space Improvements (as that term is defined in the foregoing Amendment) shall be paid in accordance with the terms of the First Amendment to the Prime Lease at the time described in Section 3 of the foregoing Amendment.

This Consent shall apply only to this Amendment and shall not be deemed to be either (a) a consent to any other amendment to the sublease or (b) a release from or waiver of the obligation to obtain Landlord's consent in the event of any future amendment to the sublease.

         This consent represents the entire agreement of Landlord with respect to the foregoing Amendment and shall be binding upon and inure to the benefit of Subtenant, Sublandlord, Original Tenant, and Landlord and their respective successors and assigns.

         Nothing in this Consent, the Amendment or the Sublease shall be deemed to obligate Landlord to perform any obligations under the Prime Lease for the benefit of Subtenant. This Consent is issued on the understanding that nothing contained in the Amendment, the Sublease or this Consent and no direct relationship between Landlord and Subtenant including, without limitations, the provisions of Section 4.3 of the Sublease, shall modify, expand or enlarge Landlord's obligations under the Prime Lease nor release Sublandlord or Original Tenant from any of their obligations thereunder.

Dated this 29 day of July, 2003.

                                       SEATTLE UNION STATION II, LLC,
                                       a Washington limited liability company

                                       By: /s/ Joseph D. Weinstein
                                          --------------------------------------

                                        Joseph D. Weinstein, Asst Secy of MIG
                                       Corp., its Manager

                                      10.
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                  ORIGINAL TENANT'S CONSENT AND ACKNOWLEDGMENT

         Original Tenant hereby consents to the foregoing Amendment and ratifies and affirms that Original Tenant remains liable under the Prime Lease as a principal and not as a surety notwithstanding execution of the foregoing Amendment or any course of conduct or dealings between Subtenant and Tenant and nothing contained herein and no such course of conduct or dealings shall relieve, release, discharge or otherwise affect the liability of Original Tenant for the performance of Sublandlord's and Original Tenant's obligations to Landlord under the Prime Lease.

Agreed to and accepted this 11 day of July, 2003.

                                       AMAZON.COM, INC.

                                       By: /s/ Cayce Roy
                                          --------------------------------------
                                       Name:   Cayce Roy
                                       Title: VP

                                      11.